SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 14, 1997



                            GATX CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



      Delaware                                               94-1661392
(State of other jurisdiction  (Commission File Number)    (IRS Employer
 of incorporation)                                        Identification No.)



Four Embarcadero Center
San Francisco, California                               94111
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (415) 955-3200


                                 Not Applicable
          (Former name or former address, if changed since last report)


                                Page 1 of 3 Pages
                             Exhibit Index on Page 4

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ITEM 5. OTHER EVENTS

      On October 14, 1997, GATX Capital Corporation (the "Company") entered into a Third Supplemental Indenture dated as of October 14, 1997 (the "Third Supplemental Indenture") with The Chase Manhattan Bank, as Trustee, that supplements and amends an Indenture dated as of July 31, 1989, as supplemented and amended by a Supplemental Indenture dated as of December 18, 1991 and a Second Supplemental Indenture dated as of January 2, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      4.1 Indenture dated as of July 31, 1989 between GATX Capital Corporation (formerly named GATX Leasing Corporation) and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(a) to the Company's Form S-3 Registration Statement No.33- 30300).

      4.2 Supplemental Indenture dated as of December 18, 1991 between GATX Capital Corporation and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(b) to the Company's Form S-3 Registration Statement No.33-64474).

      4.3 Second Supplemental Indenture dated as of January 2, 1996 between GATX Capital Corporation and The Chase Manhattan Bank, as Trustee.

      4.4 Third Supplemental Indenture dated as of October 14, 1997 between GATX Capital Corporation and The Chase Manhattan Bank, as Trustee.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GATX CAPITAL CORPORATION



Dated:  October 15, 1997            By:  /s/ Michael E. Cromar
                                        ----------------------------------
                                        Name:  Michael E. Cromar
                                        Title:  Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

                            GATX CAPITAL CORPORATION

                           Current Report on Form 8-K




Exhibit No.   Description                                               Page No.
-----------   -----------                                               --------

   4.1 Indenture dated as of July 31, 1989 between GATX Capital Corporation (formerly named GATX Leasing Corporation) and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(a) to the Company's Form S-3 Registration Statement No.33-30300).

   4.2        Supplemental Indenture dated as of December 18,
              1991 between GATX Capital Corporation and The Chase
              Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(b) to the Company's Form S-3
              Registration Statement No.33-64474).

   4.3        Second Supplemental Indenture dated as of January
              2, 1996 between GATX Capital Corporation and The
              Chase Manhattan Bank, as Trustee.

   4.4        Third Supplemental Indenture dated as of October
              14, 1997 between GATX Capital Corporation and The
              Chase Manhattan Bank, as Trustee.